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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant ☐
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☒	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
VALENTIS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VALENTIS, INC.
863A MITTEN ROAD
BURLINGAME, CALIFORNIA 94010

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 29, 2003

To the Stockholders of VALENTIS, INC.:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of VALENTIS, INC., a Delaware corporation (the "Company"), will be held on May 29, 2003, at 10:00 a.m. local time (the "Special Meeting") at the offices of the Company, 863A Mitten Road, Burlingame, California 94010 for the following purposes:

          1.     To approve an amendment to the Valentis, Inc. 1997 Amended and Restated Equity Incentive Plan to increase the aggregate number of shares of Common Stock reserved for issuance thereunder by 580,000 shares and to increase the maximum number of shares of Common Stock that may be covered by options granted to any one person in any calendar year thereunder to 500,000 shares;

          2.     To approve an amendment and restatement of the Valentis, Inc. Amended and Restated 1998 Non-Employee Directors' Stock Option Plan to increase the aggregate number of shares of Common stock reserved for issuance thereunder by 211,666 shares and to make certain changes to the non-discretionary grants made thereunder;

          3.     To approve the adoption of the Valentis, Inc. 2003 Employee Stock Purchase Plan and the reservation of 600,000 shares of Common Stock for issuance thereunder;

          4.     To approve an amendment to the Company's current certificate of incorporation to permit stockholders of the Company to take action by written consent in lieu of a meeting; and

          5.     To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on April 30, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

Alan C. Mendelson Secretary

Burlingame, California
May 5, 2003

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

VALENTIS, INC.
863A MITTEN ROAD
BURLINGAME, CALIFORNIA 94010

PROXY STATEMENT
FOR A SPECIAL MEETING OF STOCKHOLDERS
MAY 29, 2003

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed proxy is solicited on behalf of the Board of Directors of Valentis, Inc., a Delaware corporation (which we will refer to as "we," "us," or the "Company"), for use at a Special Meeting of Stockholders to be held on May 29, 2003, at 10:00 a.m. local time (the "Special Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at the offices of the Company, 863A Mitten Road, Burlingame, California 94010. The Company intends to mail this proxy statement and accompanying proxy card on or about May 10, 2003, to all stockholders entitled to vote at the Special Meeting.

SOLICITATION

        The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock of the Company, par value $0.001 per share (the "Common Stock"), beneficially owned by others to forward to such beneficial owners. The Company has retained Georgeson Shareholder to assist in the proxy solicitation for a customary fee plus expenses, which are estimated to total approximately $6,000. In addition, the Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

        Only stockholders of record of shares of Common Stock at the close of business on April 30, 2003, the record date for the Special Meeting fixed by our Board (the "Record Date"), are entitled to vote at the Special Meeting. As of the Record Date, we had 5,555,708 shares of Common Stock outstanding. At the Special Meeting, each holder of our Common Stock is entitled to one vote per share.

        Unless otherwise indicated, all share figures contained herein have been adjusted to reflect a one-for-thirty reverse stock split of our Common Stock effected January 24, 2003 (the "Reverse Stock Split").

        On January 24, 2003, the outstanding shares of the Company's Series A Convertible Redeemable Preferred Stock were converted into 4,325,951 shares of Common Stock (including payment of accrued and unpaid dividends and arrearage interest on unpaid dividends) (the "Series A Conversion"), which represented approximately 78% of the outstanding shares of Common Stock on such date. The shares of Common Stock issued upon the Series A Conversion were issued to the following persons: Banca Del Gottardo, Delta Opportunity Fund (Institutional), LLC, Delta Opportunity Fund, Ltd., Leonardo Capital Fund, Omicron Partners, OTATO Limited Partnership, Perseus-Soros BioPharmaceutical Fund,

LP, Pharma w/Health and Triaxis Trust AG. Following the Series A Conversion, on January 24, 2003, Perseus-Soros BioPharmaceutical Fund, L.P. and Diaz & Altschul Advisors, LLC (a beneficial owner of the shares held by Delta Opportunity Fund (Institutional), LLC and Delta Opportunity Fund, Ltd.) each held over 25% of the outstanding shares of Common Stock. Based upon information filed with the Securities and Exchange Commission, as of February 3, 2003, Perseus-Soros BioPharmaceutical Fund, L.P. and Diaz & Altschul Advisors, LLC each beneficially owned directly or indirectly over 25% of the outstanding shares of Common Stock. The Series A Conversion may be deemed to have constituted a "change in control" for purposes of disclosure under the Exchange Act. Based on current information available to the Company, the Company has no reason to believe that any of such persons have agreed to act in concert with respect to voting their Common Stock.

        All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. The inspector will also determine whether or not a quorum is present. In general, Delaware law provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. Abstentions will be counted towards the tabulation of votes cast on proposal presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved, which will have the same effect as negative votes where an affirmative vote of the majority of all outstanding shares is required. Proposal Nos. 1, 2 and 3 require the affirmative vote of the shares present in person or represented by proxy and entitled to vote on a particular proposal. The affirmative vote of the holders of a majority of all outstanding shares of Common Stock will be required for approval of Proposal No. 4. Accordingly, broker non-votes and abstentions will be treated as votes "against" Proposal No. 4 since they represent shares entitled to vote which have not been voted in the affirmative. The Company believes that the tabulation procedures to be followed by the inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

        Any proxy that is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted as follows:

  •
  FOR Proposal No. 1 to approve an amendment to the Valentis, Inc. Amended and Restated 1997 Equity Incentive Plan to increase the aggregate number of shares of Common Stock reserved for issuance thereunder by 580,000 shares and to increase the maximum number of shares of Common Stock that may be covered by options granted to any one person in any calendar year thereunder to 500,000 shares.

  •
  FOR Proposal No. 2 to approve an amendment and restatement of the Valentis, Inc. Amended and Restated 1998 Non-Employee Directors' Stock Option Plan to increase the aggregate number of shares of Common stock reserved for issuance thereunder by 211,666 shares and to make certain changes to the non-discretionary grants made thereunder.

  •
  FOR Proposal No. 3 to approve the adoption of the Valentis, Inc. 2003 Employee Stock Purchase Plan and the reservation of 600,000 shares of Common Stock for issuance thereunder.

  •
  FOR Proposal No. 4 to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to permit stockholders of the Company to take action by written consent in lieu of a meeting.

  •
  As the proxy holders deem advisable, on other matters that may come before the meeting, as the case may be, with respect to the item not marked.

REVOCABILITY OF PROXIES

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 863A Mitten Road, Burlingame, California 94010, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

        Proposals of stockholders that are intended to be presented at the Company's 2003 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") must be received by the Company not later than August 14, 2003, in order to be included in the proxy statement and proxy relating to that annual meeting. Stockholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. To be considered timely under provisions of the Company's Bylaws, stockholder proposals must be received by the Company not later than the close of business on November 24, 2003, nor earlier than the close of business on October 25, 2003.

PROPOSAL NO. 1

APPROVAL OF AMENDMENT TO THE VALENTIS, INC.
AMENDED AND RESTATED 1997 EQUITY INCENTIVE PLAN

        Stockholders are being asked to approve an amendment to the Company's Amended and Restated 1997 Equity Incentive Plan (the "Incentive Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 580,000 shares, from 170,000 shares to 750,000 shares, and to increase the maximum number of shares of Common Stock that may be covered by options granted to any one person in any calendar year thereunder by 483,333 shares, from 16,667 shares to 500,000 shares (the "Incentive Plan Amendment"). The Board of Directors of the Company approved the Incentive Plan Amendment on April 17, 2003, to be effective upon stockholder approval.

Incentive Plan History

        In July 1997, the Board of Directors adopted, and the stockholders subsequently approved, the Incentive Plan. In September 2000, the Board of Directors amended the Incentive Plan to increase the number of shares of Common Stock issuable thereunder by 66,667 shares to 170,000 shares, and in December 2000, the stockholders of the Company approved the increase.

        In March 2002, the Board of Directors approved the amendment and restatement of the Incentive Plan to include certain limitations on repricing of options and other provisions required by the Company's agreement with the State of Wisconsin Investment Board, then one of the Company's largest stockholders.

        As of the Record Date, awards (net of cancelled, repurchased or expired awards) covering an aggregate of 108,255 shares had been granted under the Incentive Plan, and 61,745 shares (plus any shares that might in the future be returned to the Incentive Plan as a result of cancellations, repurchases or expiration of awards) remained available for future grant under the Incentive Plan. The Board of Directors has approved the proposed amendment to the Incentive Plan increasing the number of shares authorized for issuance thereunder from 170,000 shares to 750,000 shares and increasing the maximum number of shares of Common Stock that may be covered by options granted to any one person in any calendar year thereunder from 16,667 shares to 500,000 shares. This amendment is intended to afford the Company greater flexibility in providing employees with stock incentives and ensures that the Company can continue to provide such incentives at levels determined appropriate by the Board of Directors.

No Dissenters' Rights

        Under applicable Delaware law, the Company's stockholders are not entitled to dissenters' or appraisal rights with respect to the approval of the Incentive Plan Amendment.

Vote Required and Recommendation for Proposal No. 1

        Stockholders are requested in this Proposal No. 1 to approve the proposed Incentive Plan Amendment. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the proposed Incentive Plan Amendment.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL NO. 1

        Below is a summary of the principal provisions of the Incentive Plan assuming approval of the above amendment, which summary is qualified in its entirety by reference to the full text of the Incentive Plan. The full text of the proposed amendment to the Incentive Plan is attached as Annex A to this proxy statement. The Company will provide, without charge, to each person to whom this proxy statement is delivered, upon request of such person and by first class mail within one business day of receipt of such request, a copy of the Incentive Plan. Any such request should be directed as follows: Investor Relations, Valentis, Inc., 863A Mitten Road, Burlingame, California 94010; telephone number (650) 697-1900.

General

        The Incentive Plan provides for the grant or issuance of incentive stock options, nonstatutory stock options, restricted stock purchase awards and stock bonuses to employees, directors and consultants (collectively, "Stock Awards"). Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the various Stock Awards included in the Incentive Plan.

Purpose

        The Incentive Plan provides a means by which selected employees, directors and consultants of the Company, and its affiliates, may be given an opportunity to purchase Common Stock of the Company. The Company, by means of the Incentive Plan, seeks to retain the services of persons who are now employees, directors or consultants to the Company or its affiliates, to secure and retain the services of new employees, directors and consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

Administration

        The Incentive Plan is administered by the Board of Directors of the Company. The Board of Directors is authorized to delegate administration of the Incentive Plan to a committee composed of one or more members of the Board of Directors. In the discretion of the Board of Directors, a committee may consist solely of two or more members who are "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or solely of two or more members who are "outside directors" within the meaning of Section 162(m) of the Code. Currently, the compensation committee of the Board of Directors administers the Incentive Plan (the "Plan Administrator"). The Plan Administrator has the power to construe and interpret the Incentive Plan and, subject to the provisions of the Incentive Plan, to determine the persons to whom and the dates on which Stock Awards will be granted; whether a Stock Award will be an incentive stock option, a nonstatutory stock option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

Shares Subject to the Incentive Plan

        The Common Stock that may be sold pursuant to Stock Awards granted under the Incentive Plan shall not exceed, in the aggregate, 750,000 shares of the Company's Common Stock, assuming approval of this Proposal No. 1. If any Stock Award expires or terminates, in whole or in part, without having been exercised in full (or vested in the case of restricted stock), the Common Stock not purchased under such Stock Award will revert to and again become available for issuance under the Incentive

Plan. The Common Stock subject to the Incentive Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

Eligibility

        Incentive stock options may be granted only to employees. Nonstatutory stock options, restricted stock purchase awards and stock bonuses may be granted only to employees, directors or consultants.

        No person is eligible for the grant of an incentive stock option if, at the time of grant, such person owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price of such option is at least 110% of the fair market value of Common Stock subject to the option at the date of grant and the option is not exercisable after the expiration of five years from the date of grant. For incentive stock options granted under the Incentive Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

        The Incentive Plan has a per-employee, per-calendar year period limitation on the number of shares of Common Stock that may be made subject to options equal to 500,000 shares of Common Stock, assuming approval of this Proposal No. 1. This per-employee, per-calendar year period limitation was originally 500,000 shares but was reduced to 16,667 shares as a result of the Reverse Stock Split effected on January 24, 2003. The Incentive Plan Amendment, if approved, will reinstate the original 500,000 share limitation. The purpose of this limitation is generally to permit the Company to continue to be able to deduct for tax purposes the compensation attributable to the exercise of options under the Incentive Plan. To date, the Company has not granted to any individual in any calendar year options to purchase a number of shares equal to or in excess of the limitation.

Terms of Stock Awards

        The following is a description of the permissible terms of Stock Awards under the Incentive Plan. Individual Stock Award grants may be more restrictive.

        Term and Termination.    No option is exercisable after the expiration of 10 years from the date it was granted. In the event an optionholder's continuous service with Company is terminated, for any reason other than death or disability, the optionholder may exercise his or her option (to the extent that the optionholder was entitled to exercise it at the time of termination), but only within the period ending on the earlier of (1) three months following such termination (or such longer or shorter period as specified in the option agreement) or (2) the expiration of the term of the option as set forth in the option agreement. In addition, with the consent of the optionholder, the Board of Directors at any time may extend the post-termination exercise period and provide for continued vesting.

        In the event an optionholder's continuous service with the Company terminates as a result of the optionholder's death or disability, the optionholder (or such optionholder's estate, heirs or beneficiaries) may exercise his or her option, but only within the period ending on the earlier of (1) 12 months following such termination (or such longer or shorter period as specified in the option agreement) or (2) the expiration of the term of the option as set forth in the option agreement.

        An optionholder's option agreement may also provide that if the exercise of the option following the termination of the optionholder's continuous service with the Company would result in liability under Section 16(b) of the Exchange Act, then the option shall terminate on the earlier of (1) the expiration of the term of the option set forth in the option agreement, or (2) the 10th day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an optionholder's option agreement may also provide that if the exercise of the option following the termination of the optionholder's continuous service with the Company would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act of 1933, as amended, then the option shall terminate on the earlier of (1) the expiration of the term of the option as set forth in the immediately preceding paragraph, or (2) the expiration of a period of three months after the termination of the optionholder's continuous service with the Company during which the exercise of the option would not be in violation of such registration requirements.

        In the event a restricted stock recipient's continuous service with the Company terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by that person which have not vested as of the date of termination under the terms of the restricted stock purchase agreement between the Company and such person.

        Exercise/Purchase Price.    The exercise price of each stock option will not be less than 100% of the fair market value of the Company's Common Stock on the date of grant, and in some cases may be higher (see "Eligibility"), unless a lower exercise price is approved by the holders of a majority of the Company's Common Stock. At April 21, 2003, the closing price of the Company's Common Stock as reported on the Nasdaq SmallCap Market was $3.10 per share.

        The purchase price of restricted stock will not be less than 100% of the fair market value of the Company's Common Stock on the date such Stock Award is made, unless a lower exercise price is approved by the holders of a majority of the Company's Common Stock. Stock bonuses may be awarded in consideration for past services actually rendered to the Company or for its benefit.

        Consideration.    The exercise or purchase price of Common Stock acquired pursuant to a Stock Award may be paid, to the extent provided in the option agreement between the Company and the award holder, either in cash at the time of exercise or purchase, or (if determined by the Plan Administrator at the time of grant for an option) by deferred payment or in any other form of legal consideration that may be acceptable to the Plan Administrator. Additionally, in the case of an option, and in the discretion of the Board of Directors at the time of the grant, by delivery to the Company of other Common Stock of the Company. In the case of any deferred payment arrangement, interest will be payable at least annually and will be charged at no less than a market rate of interest that is sufficient to avoid the imputation of interest.

        Transferability.    An incentive stock option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person. A nonstatutory stock option shall be transferable only to the extent specifically provided for in the option agreement evidencing the nonstatutory stock option, provided that if the nonstatutory stock option agreement does not provide for transferability, then the option is not transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order. A stock bonus or restricted stock purchase award shall not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order. A Stock Award holder may designate a beneficiary who may exercise his or her Stock Award after death.

        Vesting.    The total number of shares of Common Stock subject to an option may, but need not, be allotted in periodic installments. The option agreement may provide that from time to time during each of such installment periods, the option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option became vested but was not fully exercised. The option agreement may also provide that an optionholder may exercise an option prior to full vesting, provided that the Company may have a repurchase right with respect to any unvested shares.

        Restricted stock purchase awards and stock bonuses granted under the Incentive Plan may be subject to a repurchase option in favor of the Company which lapses in accordance with a vesting schedule determined by the Plan Administrator.

No Repricing

        The Incentive Plan does not permit the reduction of the exercise price of Stock Awards granted under the Incentive Plan, and no award may be granted in exchange for, or in connection with, the cancellation or surrender of an award having a higher exercise price or less favorable vesting schedule, without the approval of a majority of the stockholders.

Adjustments Upon Changes in Common Stock

        If any change is made in the Common Stock subject to the Incentive Plan, or subject to any Stock Award, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the number of shares reserved for issuance under the Incentive Plan and Stock Awards outstanding thereunder, the maximum annual Stock Award applicable under the Incentive Plan and the class, number of shares and price per share of Common Stock subject to outstanding Stock Awards will be appropriately adjusted.

        Upon a change in control of the Company, the vesting of options held by executive officers will accelerate by the greater of 12 months or the number of months of the executive officer's employment with the Company, unless the Plan Administrator finds that it is in the best interest of the Company's stockholders and the optionees to provide otherwise. If such a finding is made, the options shall either remain outstanding or be assumed by the acquiror (with the optionee being entitled to receive the same consideration as was received by the Company's stockholders in the change of control transaction) or the Plan Administrator and/or the acquirer shall adopt a replacement benefit which shall (at a minimum) provide value to the executive officer on the vesting dates of the non-accelerated options substantially equal to the value the executive officer would have received if the shares had participated in all steps of the transaction. With respect to any other Stock Awards granted under the Incentive Plan (other than options held by executive officers, which are treated as described above), upon a change in control any such Stock Awards shall remain outstanding, be assumed by the acquirer or be substituted with similar Stock Awards. In the event the acquiror refuses to assume, substitute or continue any Stock Awards, then such Stock Awards shall be terminated if not exercised prior to the change in control.

        For purposes of the Incentive Plan, a "change in control" means: any consolidation or merger of the Company with or into any other entity or person, or any other corporate reorganization, in which the Company is not the continuing or surviving entity, or any transaction or series of related transactions by the Company in which in excess of 50% of the Company's voting power is transferred, or any sale, lease, license or other disposition of all or substantially all of the assets of the Company.

Amendment, Termination or Suspension of the Incentive Plan

        The Plan Administrator may amend, suspend or terminate the Incentive Plan at any time or from time to time. No amendment shall be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the amendment, where such amendment requires stockholder approval in order for the Incentive Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 of the Exchange Act or any Nasdaq or securities exchange listing requirement, or where such amendment would amend the minimum exercise and/or purchase price provisions of the

Incentive Plan or amend the prohibition on repricings. The Plan Administrator may in its sole discretion submit any other amendment to the Incentive Plan for stockholder approval.

        Unless sooner terminated, the Incentive Plan shall terminate in March 2012. No Stock Awards may be granted under the Incentive Plan while the Incentive Plan is suspended or after it is terminated.

Federal Income Tax Information

        The following is a general summary under current law of the material federal income tax consequences to the Company and participants in the Incentive Plan with respect to the grant and exercise of Stock Awards under the Incentive Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to a Stock Award holder in light of his or her personal investment circumstances. This summarized tax information is not tax advice.

        We advise all participants to consult their own tax advisor as to the specific tax consequences of participating in the Incentive Plan.

        Incentive Stock Options.    Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

        There generally are no federal income tax consequences to the optionholder or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option is an alternative minimum tax adjustment item and may increase the optionholder's alternative minimum tax liability, if any.

        If an optionholder holds Common Stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionholder upon exercise of the option, any gain or loss on a disposition of such Common Stock will be capital gain or loss. Generally, if the optionholder disposes of the Common Stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionholder will realize taxable ordinary income equal to the lesser of (a) the excess of the Common Stock's fair market value on the date of exercise over the exercise price, or (b) the optionholder's actual gain, if any, on the purchase and sale. The optionholder's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the Common Stock was held. Long-term capital gains (i.e., gains on capital assets held for more than one year) currently are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionholders who acquire Common Stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonstatutory Stock Options.    Nonstatutory stock options granted under the Incentive Plan generally have the following federal income tax consequences:

        There are no tax consequences to the optionholder or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess of the Common Stock's fair market value on the date of exercise over the option exercise price. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a business expense deduction equal to the taxable ordinary income realized by the optionholder. Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such Common Stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on how long the Common Stock was held. Slightly different rules may apply to optionholders who acquire Common Stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Restricted Stock Awards; Stock Bonuses.    Restricted stock awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences:

        For federal income tax purposes, if an individual is granted a restricted stock award or a stock bonus, the recipient generally will recognize taxable ordinary income equal to the excess of the Common Stock's fair market value over the purchase price, if any. However, to the extent the Common Stock is subject to certain types of restrictions, such as a repurchase right in favor of the Company, the taxable event will be delayed until the vesting restrictions lapse unless the recipient makes a valid election under Section 83(b) of the Code. If the recipient makes a valid election under Section 83(b) of the Code with respect to restricted stock, the recipient generally will recognize ordinary income at the date of acquisition of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares at that date over the purchase price for the restricted stock. If, however, a valid Section 83(b) election is not made by the recipient, the recipient will generally recognize ordinary income when the restrictions on the shares of restricted stock lapse, in an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the Common Stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such Common Stock, if any, plus any amount recognized as ordinary income upon acquisition (or the lapse of restrictions) of the Common Stock. Such gain or loss will be long-term or short-term depending on how long the Common Stock was held. Slightly different rules may apply to recipients who are subject to Section 16(b) of the Exchange Act.

        Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to Stock Awards granted in the future under the Incentive Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation, provided that: (1) the stock award plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period; (2) the per-employee limitation is approved by the stockholders; (3) the award is granted by a compensation committee comprised solely of "outside directors"; and (4) the exercise price of the award is no less than the fair market value of the stock on the date of grant.

        Stock bonuses qualify as performance-based compensation under the Treasury regulations only if: (1) the award is granted by a compensation committee comprised solely of "outside directors"; (2) the award is earned (typically through vesting) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (3) the compensation committee certifies in writing prior to the earning of the awards that the performance goal has been satisfied; and (4) prior to the earning of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).

        The Incentive Plan has been designed to permit the compensation committee to grant stock options which will qualify as "performance-based compensation." Restricted stock awards and stock bonuses granted under the Incentive Plan would not qualify as "performance-based compensation."

PROPOSAL NO. 2

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE VALENTIS, INC.
AMENDED AND RESTATED 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

        Stockholders are being asked to approve an amendment and restatement of the Company's Amended and Restated 1998 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") to increase the aggregate number of shares of Common Stock reserved for issuance thereunder by 211,666 shares and to make certain changes to the non-discretionary grants made thereunder (the "Amendment and Restatement"). The Board of Directors of the Company approved the Amendment and Restatement on April 17, 2003, to be effective upon stockholder approval.

Directors' Plan History

        In September 1998, the Board of Directors adopted, and the stockholders subsequently approved, the Directors' Plan. Originally, 6,667 shares of Common Stock were reserved for issuance under the Directors' Plan. In September 2000, the Board of Directors amended the Directors' Plan to increase the number of shares of Common Stock issuable thereunder by 6,667 shares to 13,334 shares, and in December 2000, the stockholders of the Company approved the increase.

        In March 2002, the Board of Directors approved the amendment and restatement of the Directors' Plan to include certain limitations on repricing of options and other provisions required by the Company's agreement with the State of Wisconsin Investment Board, then one of the Company's largest stockholders.

        Under the current terms of the Directors' Plan, each director of the Company who is not otherwise an employee of the Company or any affiliate of the Company (a "Non-Employee Director") automatically receives an initial grant (an "Initial Grant") of an option to purchase 833 shares of Common Stock upon his or her initial election to the Board of Directors as a Non-Employee Director. Initial Grants vest over four years from the date of grant, with 25% of the shares subject to Initial Grants vesting one year from the date of grant and in equal monthly installments over the next 36 months. Subsequently, each continuing Non-Employee Director automatically receives an annual grant (an "Annual Grant") of an option to purchase 333 shares of Common Stock on the day following each annual stockholders' meeting, which vests monthly over one year following the date of grant.

        As of the Record Date, options (net of cancelled, repurchased or expired options) covering an aggregate of 11,326 shares had been granted under the Directors' Plan and 2,008 shares (plus any shares that might in the future be returned to the Directors' Plan as a result of cancellations, repurchases or expiration of options) remained available for future grant under the Directors' Plan. The Board of Directors has approved the proposed Amendment and Restatement, which increases the number of shares authorized for issuance thereunder from 13,334 shares to 225,000 shares and makes certain changes to the non-discretionary grants made thereunder, including (1) an increase in the number of shares subject to Initial Grants made thereunder from 833 shares to 26,000 shares, (2) an increase in the number of shares subject to Annual Grants made thereunder from 333 shares to 2,600 shares, (3) an amendment to the terms of the Annual Grants made thereunder to provide that only Non-Employee Directors who have served on the Board of Directors for at least six months shall be eligible to receive Annual Grants, (4) an amendment to the vesting provisions of the Annual Grants made thereunder to provide for monthly vesting over four years from the date of grant and (5) the issuance of a one-time catch-up grant (a "Catch-Up Grant") of an option to purchase 26,000 shares of Common Stock (with 25% of the shares subject to Catch-Up Grants vesting on the date of grant and 1/48th of the shares vesting each month after the one-year anniversary of the date of grant) to be made thereunder to each Non-Employee Director on the date following the Special Meeting, such Catch-Up Grants to be made in lieu of the Initial Grants and Annual Grants, as applicable, that the Non-Employee Directors otherwise would have received following the annual meeting of stockholders held on January 23, 2003 pursuant to the Directors' Plan. The proposed Amendment and Restatement is intended to enable the Company to continue to provide its Non-Employee Directors with stock incentives and ensures that the Company can continue to provide such incentives at levels determined appropriate by the Board of Directors.

No Dissenters' Rights

        Under applicable Delaware law, the Company's stockholders are not entitled to dissenters' or appraisal rights with respect to the approval of the Amendment and Restatement of the Directors' Plan.

Vote Required and Recommendation for Proposal No. 2

        Stockholders are requested in this Proposal No. 2 to approve the Amendment and Restatement. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the proposed Amendment and Restatement.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL NO. 2

        Below is a summary of the principal provisions of the Directors' Plan assuming approval of the Amendment and Restatement, which summary is qualified in its entirety by reference to the full text of the proposed Amendment and Restatement. The full text of the proposed Amendment and Restatement is attached as Annex B to this proxy statement. The Company will provide, without charge, to each person to whom this proxy statement is delivered, upon request of such person and by first class mail within one business day of receipt of such request, a copy of the Directors' Plan as currently in effect. Any such request should be directed as follows: Investor Relations, Valentis, Inc., 863A Mitten Road, Burlingame, California 94010; telephone number (650) 697-1900.

General

        The purpose of the Directors' Plan is to attract and retain the services of persons capable of serving as Non-Employee Directors on the Board of Directors and to provide incentives for such persons to exert maximum efforts to promote the success of the Company. Nonstatutory stock options granted under the Directors' Plan are not intended to qualify as incentive stock options, as defined under Section 422 of the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of nonstatutory stock options.

Administration

        The Directors' Plan is administered by the Board of Directors of the Company. The Board of Directors has the final power to construe and interpret the Directors' Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration.

Shares Subject to the Directors' Plan

        The Common Stock that may be sold pursuant to options granted under the Directors' Plan shall not exceed, in the aggregate, 225,000 shares of the Company's Common Stock, assuming approval of this Proposal No. 2. If any option expires or terminates, in whole or in part, without having been exercised in full, the Common Stock not purchased under such option will revert to and again become available for issuance under the Directors' Plan. The Common Stock subject to the Directors' Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

Eligibility

        The Directors' Plan provides that nonstatutory options may be granted only to Non-Employee Directors of the Company. As of the Record Date, six of the Company's directors are eligible to participate in the Directors' Plan.

        Option grants under the Directors' Plan are non-discretionary. Assuming approval of this Proposal No. 2, pursuant to the terms of the Directors' Plan, (1) after May 29, 2003, each Non-Employee Director, other than a Non-Employee Director who currently serves on the Board of Directors, automatically shall be granted, upon his or her initial election or appointment as a Non-Employee Director, an Initial Grant of an option to purchase 26,000 shares of Common Stock; and (2) each person who is serving as a Non-Employee Director on the day following each annual meeting of stockholders commencing with the annual meeting for the fiscal year ended June 30, 2003 and has served on the Board of Directors for at least six months automatically shall be granted an Annual Grant of an option to purchase 2,600 shares of Common Stock; and (3) each person who is serving as a Non-Employee Director on the day following the Special Meeting automatically shall be granted a one-time Catch-Up Grant of an option to purchase 26,000 shares of Common Stock, such Catch-Up Grants to be made in lieu of the Initial Grants and Annual Grants, as applicable, that the Non-Employee Directors otherwise would have received following the annual meeting of stockholders held on January 23, 2003 pursuant to the Directors' Plan in effect prior to the adoption of the proposed Amendment and Restatement.

Terms of Options

        Each option under the Directors' Plan is subject to the following terms and conditions:

        Term and Termination.    No option granted under the Directors' Plan is exercisable by any person after the expiration of 10 years from the date the option is granted. An optionholder whose service relationship with the Company or any affiliate (whether as a Non-Employee Director of the Company or subsequently as an employee, director or consultant of either the Company or an affiliate) ceases for any reason may exercise vested options for the term provided in the option agreement (12 months generally, 18 months in the event of death).

        Exercise Price.    The exercise price of options granted under the Directors' Plan shall be equal to 100% of the fair market value of the Common Stock subject to such options on the date of grant, unless a lower exercise price is approved by a majority of the Company's stockholders.

        Consideration.    The exercise price of options granted under the Directors' Plan may be paid, to the extent provided in the option agreement between the Company and the optionholder, in any combination of the following: (1) by cash or check; (2) by delivery of other Common Stock of the Company; (3) by deferred payment; or (4) in any other form of legal consideration that may be acceptable to the Board of Directors and provided in the option agreement. In the case of any deferred payment arrangement, interest will be payable at least annually and will be charged at no less than a market rate of interest that is sufficient to avoid the imputation of interest. At April 21, 2003, the closing price of the Company's Common Stock as reported on the Nasdaq SmallCap Market was $3.10 per share.

        Transferability.    Under the Directors' Plan, an option may not be transferred by the optionholder, except by will or by the laws of descent and distribution. During the lifetime of an optionholder, an option may be exercised only by the optionholder. Notwithstanding the foregoing, the optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionholder, shall thereafter be entitled to exercise the Option.

        Vesting.    Initial Grants to new Non-Employee Directors under the Directors' Plan shall vest as to 25% of the shares on the first anniversary of the date of grant and in equal monthly installments over the next 36 months for a total vesting period of four years. Assuming approval of this Proposal No. 2, Annual Grants to continuing Non-Employee Directors shall vest in equal monthly installments over a period of four years from the date of grant, and Catch-Up Grants to Non-Employee Directors shall vest as to 1/4th of the shares on the date of grant and 1/48th of the shares each month after the one-year anniversary of the date of grant. Such vesting is conditioned upon continued service as a director, employee or consultant of the Company.

        Other Provisions.    The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as may be determined by the Board of Directors.

No Repricing

        The Directors' Plan does not permit the reduction of the exercise price of awards granted under the Directors' Plan, and no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher exercise price or less favorable vesting schedule, without the approval of a majority of the stockholders.

Adjustments Upon Changes in Common Stock

        If any change is made in the Common Stock subject to the Directors' Plan or subject to any option granted under the Directors' Plan, without receipt of consideration by the Company (through merger, consolidation, reorganization recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating, dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the number of shares reserved for issuance under the Directors' Plan and options outstanding thereunder and the class, number of shares and price per share of stock subject to such outstanding options will be appropriately adjusted.

        The Directors' Plan provides that, in the event of (1) a consolidation or merger of the Company with or into any other entity or person; (2) any other corporate reorganization in which the Company is not the continuing or surviving entity; (3) any transaction or series of related transactions by the Company in which in excess of 50% of the Company's voting power is transferred; or (4) any sale, lease license or other disposition of all or substantially all of the assets of the Company, then any surviving corporation or acquiring corporation shall assume any options outstanding under the Directors Plan or substitute similar options for any options outstanding. If any surviving or acquiring corporation refuses to assume such options or substitute similar options, then the vesting of such options outstanding under the Directors' Plan shall be accelerated in full and the options terminated if not exercised at or prior to such event.

Amendment, Termination or Suspension of the Directors' Plan

        The Board of Directors may amend, suspend or terminate the Directors' Plan at any time or from time to time. No amendment shall be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the amendment, where such amendment requires stockholder approval in order for the Directors' Plan to satisfy the requirements of Rule 16b-3 of the Exchange Act or any Nasdaq or securities exchange listing requirement, or where such amendment would increase the number of shares reserved for options under the Directors' Plan, amend the minimum exercise price provisions of the Directors' Plan or amend the prohibition on repricings. The Board of Directors may in its sole discretion submit any other amendment to the Directors' Plan for stockholder approval.

        No options may be granted under the Directors' Plan while the Directors' Plan is suspended or after it is terminated.

Federal Income Tax Information

        The following is a general summary under current law of the material federal income tax consequences to the Company and participants in the Directors' Plan with respect to the grant and exercise of options under the Directors' Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to an optionee in light of his or her personal investment circumstances. This summarized tax information is not tax advice.

        We advise all optionees to consult their own tax advisor as to the specific tax consequences of participating in the Directors' Plan.

        Options granted under the Directors' Plan are nonstatutory options. Nonstatutory stock options granted under the Directors' Plan generally have the following federal income tax consequences:

        There are no tax consequences to the optionholder or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, the Company will be entitled (subject to the requirement of reasonableness) to a business expense deduction equal to the taxable ordinary income realized by the optionholder. Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of such option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year.

New Plan Benefits

Amended and Restated 1998 Non-Employee Directors' Stock Option Plan (1)

Name and Position	Dollar Value ($) (2)	Number of Units
All Non-Executive Directors as a Group	0	(1)

(1)
Only Non-Employee Directors of the Company are eligible to participate in the Directors' Plan; no officers or employees of the Company are eligible to participate. Pursuant to the terms of the Directors' Plan, assuming approval of this Proposal No. 2, (1) after May 29, 2003, each Non-Employee Director, other than a Non-Employee Director who currently serves on the Board of Directors, automatically shall be granted, upon his or her initial election or appointment as a Non-Employee Director, an Initial Grant to purchase 26,000 shares of Common Stock; (2) each person who is serving as a Non-Employee Director on the day following each annual meeting of stockholders commencing with the annual meeting of stockholders for the fiscal year ended June 30, 2003 and has served on the Board of Directors for at least six months automatically shall be granted an Annual Grant to purchase 2,600 shares of Common Stock; and (3) each person who is serving as a Non-Employee Director on the day following the Special Meeting automatically shall be granted a one-time Catch-Up Grant to purchase 26,000 shares of Common Stock. The Initial Grants, Annual Grants and Catch-Up Grants are subject to the vesting provisions described above (See "Terms of Options"). Currently the Company has six Non-Employee Directors, each of whom will receive a Catch-Up Grant following the Special Meeting, assuming approval of this Proposal No. 2.

(2)
Represents the difference between the exercise price of the options and the fair market value of the Common Stock subject to such options on the date of grant. The exercise price of options granted under the Directors' Plan will be equal to 100% of the fair market value of the Common Stock subject to such options on the date of grant, unless a lower exercise price is approved by a majority of the Company's stockholders.

PROPOSAL NO. 3

APPROVAL OF 2003 EMPLOYEE STOCK PURCHASE PLAN

        Stockholders are being asked to approve the adoption of the Company's 2003 Employee Stock Purchase Plan (the "Purchase Plan"), pursuant to which up to 600,000 shares of the Company's Common Stock may be issued. The Board of Directors of the Company approved the Purchase Plan on April 17, 2003, to be effective upon stockholder approval.

Purchase Plan History

        In July 1997, the Board of Directors of the Company adopted the Company's existing Employee Stock Purchase Plan and, in September 1997, it was approved by the stockholders of the Company. None of the 13,334 shares reserved for issuance under such plan remained available for issuance as of the Record Date. No further shares will be issued under such plan in the future.

        Assuming approval of the proposed Purchase Plan, a maximum of 600,000 shares would be available for issuance pursuant to the Purchase Plan.

No Dissenters' Rights

        Under applicable Delaware law, the Company's stockholders are not entitled to dissenters' or appraisal rights with respect to the approval of the adoption of the Purchase Plan.

Vote Required and Recommendation for Proposal No. 3

        Stockholders are requested in this Proposal No. 3 to approve the adoption of the Purchase Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the adoption of the Purchase Plan.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL NO. 3

        Below is a summary of the principal provisions of the Purchase Plan, assuming approval of this Proposal No. 3, which summary is qualified in its entirety by reference to the full text of the Purchase Plan. The full text of the Purchase Plan is attached as Annex C to this proxy statement.

General

        The Purchase Plan enables eligible employees of the Company to purchase, through payroll deductions, shares of Common Stock at a discount from the market price of the stock at the time of purchase. The Purchase Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

Administration

        The Purchase Plan is administered by the Board of Directors or by a committee appointed by the Board of Directors consisting of at least two members of the Board of Directors (the "Plan Administrator"). The compensation committee of the Board of Directors will be designated as the Plan Administrator. The Plan Administrator has final authority for interpretation of any provisions of the Purchase Plan or of any right to purchase stock granted under the Purchase Plan. All costs and expenses associated with the administration of the Purchase Plan are borne by the Company.

Shares Subject to the Purchase Plan

        Assuming the approval of this Proposal No. 3, 600,000 shares of Common Stock will be reserved for issuance under the Purchase Plan. The stock subject to the Purchase Plan may be unissued shares or reacquired shares, purchased on the open market or otherwise. To the extent a right under the Purchase Plan terminates for any reason, any shares not purchased under such right shall again become available for issuance.

Eligibility

        Employees of the Company (including officers) that customarily work more than twenty hours per week and more than five months per calendar year are eligible to participate in the Purchase Plan as of the first day of the first purchase period after they become eligible to participate in the Purchase Plan (or earlier if designated by the Plan Administrator). However, no employee is eligible to participate in the Purchase Plan if, immediately after the election to participate, such employee would own stock of the Company (including stock such employee may purchase under outstanding options) representing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary of the Company. In addition, no employee is permitted to participate if the rights of the employee to purchase Common Stock of the Company under the Purchase Plan and all similar purchase plans of the Company or its subsidiaries would accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time the right is granted) for each calendar year.

Enrollment

        Eligible employees become participants in the Purchase Plan by executing a participation agreement and filing it with the Company's stock administrator no later than the deadline stated on the participation agreement, and if none is stated, then no later than one business day before the purchase period for which such participation agreement is intended to be effective. By enrolling in the Purchase Plan, a participant is deemed to have elected to purchase the maximum number of whole shares of Common Stock that can be purchased with the compensation withheld during each purchase period within the offering period for which the participant is enrolled. An employee's enrollment documentation will enroll such employee in the Plan for each successive six-month purchase period and each subsequent Offering until such employee either submits a new authorization, withdraws from participation under the Plan, becomes ineligible to participate in the Plan or terminates employment.

Terms

        Offerings; Purchase Dates.    Under the Purchase Plan, an offering period will last for not more than 27 months. Offering periods under the Purchase Plan will initially be 24-month periods, comprised of four six-month purchase periods. Under the Purchase Plan, purchases will be made four times during each offering period on the last day of each purchase period, or each May 31st and November 30th, and the dates of such purchases shall be "purchase dates." A new purchase period will begin the day after a purchase date. The first offering period under the Purchase Plan will commence on June 1, 2003 and will continue until May 31, 2005. The Plan Administrator may change the frequency and duration of offering periods and purchase dates under the Purchase Plan.

        If the fair market value of the Company's Common Stock on the first day of the then-current offering period is higher than the fair market value of the Company's Common Stock on the first day of any subsequent purchase period, then the then-current offering period will be terminated and a new two-year offering period will commence on the trading day after the last day of the terminated offering period.

        Price and Payment.    Employees electing to participate in the Purchase Plan will authorize the Company to automatically deduct after-tax dollars from each payment until the employee instructs the

Company to stop the deductions or until the employee's employment is terminated. The payroll deductions made for each employee may not be more than 15% of the employee's earnings. On each designated purchase date, the Company will use each employee's deductions to purchase Common Stock for the employee at the price equal to the lower of (1) 85% of the fair market value of the stock on the first day of the then-current offering period or such other date on which the employee is first eligible to participate in the offering period and (2) 85% of the fair market value of the stock on the purchase date. No employee is eligible to purchase more than 12,500 shares of stock on any purchase date or more than 50,000 shares of stock during each offering period.

        The fair market value of a share of Common Stock on any date will equal the closing price of a share of Common Stock on the Nasdaq on that date or, if the Common Stock is not traded on that date:

  •
  with respect to a determination for any purchase date, the fair market value of a share of Common Stock on the preceding trading day; and

  •
  with respect to a determination for the first day of any offering period or, for subsequently enrolled participants, the first date on which he or she participates in the Plan, the fair market value of a share of Common Stock on the following trading day.

        At April 21, 2003, the closing price of the Company's Common Stock as reported on the Nasdaq SmallCap Market was $3.10 per share.

        Termination of Participation.    Employees may end their participation in an offering at any time during the offering period, and participation ends automatically on termination of employment with the Company or failure to qualify as an eligible employee. Upon such termination of the employee's participation in the Purchase Plan, such employee's payroll deductions not already used to purchase stock under the Purchase Plan will be returned to the employee.

Adjustments Upon Changes in Common Stock

        If there is any change in the stock subject to the Purchase Plan or subject to any right granted under the Purchase Plan, without receipt of consideration by the Company (through merger, consolidation, reorganization recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating, dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the number of shares reserved for issuance under the Purchase Plan and rights outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding rights.

        The Purchase Plan provides that, in the event of (1) a consolidation or merger of the Company with or into any other entity or person; (2) any other corporate reorganization in which the Company is not the continuing or surviving entity; (3) any transaction or series of related transactions by the Company in which in excess of 50% of the Company's voting power is transferred; or (4) any sale, lease license or other disposition of all or substantially all of the assets of the Company, then the Plan Administrator has the discretion to provide that each right to purchase Common Stock will be assumed or an equivalent right substituted by the successor corporation, or the Plan Administrator may shorten the current offering period and provide for all sums collected by payroll deductions to be applied to purchase stock immediately prior to the change in control.

Amendment and Termination of the Purchase Plan

        The Plan Administrator may amend the Purchase Plan at any time. However, certain changes, such as an amendment increasing the number of shares authorized under the Purchase Plan or an amendment to the provisions as to eligibility to participate in the Purchase Plan, require shareholder approval.

        The Purchase Plan will terminate at the Plan Administrator's discretion.

Certain Federal Income Tax Information

        The following is a general summary under current law of the material federal income tax consequences to the Company and participants in the Purchase Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to a participant in light of his or her personal investment circumstances. This summarized tax information is not tax advice.

        We advise all participants to consult their own tax advisor as to the specific tax consequences of participating in the Purchase Plan.

        The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. The Purchase Plan is not subject to any provisions of the Employees Retirement Income Security Act of 1974. Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the Purchase Plan. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or disposed of more than two years from the first day of the offering period and one year from the date of purchase, the participant will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (2) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are held for the periods described above, are sold and the sale price is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price. If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the capital gain holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of dispositions prior to the expiration of the holding periods described above and ascertain the amount of the deductions to which it is entitled, participating employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Purchase Plan.

New Plan Benefits

        The amounts of future stock purchases under the Purchase Plan are not determinable because, under the terms of the Purchase Plan, purchases are based upon elections made by participants. Future purchase prices are not determinable because they are based upon fair market value of the Company's Common Stock.

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

General

        The Board of Directors has approved and recommends to stockholders for approval an amendment to the Company's current amended and restated certificate of incorporation (the "Restated Certificate") to permit stockholders of the Company to take action by written consent (the "Charter Amendment"). A copy of the Charter Amendment is attached as Annex D to this proxy statement. Stockholders are urged to read the Charter Amendment carefully in its entirety.

        The Company is incorporated in Delaware. Under Section 228 of the Delaware General Corporation Law, unless a corporation's certificate of incorporation provides otherwise, any action required of permitted to be taken at any annual or special meeting of stockholders may be taken without prior notice and without a vote if a consent in writing setting forth the action so taken is signed by the holders of stock having not less than the minimum number of votes that would be necessary to authorized or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

        Article V(B)(3) of the Company's current Restated Certificate of Incorporation (the "Restated Certificate") provides that no action may be taken by the stockholders of the Company by written consent without a meeting of such stockholders. If the proposed Charter Amendment is approved, Article V(B)(3) would be deleted in its entirety.

Purpose and Effect of the Proposal

        The purpose of this amendment is to enable stockholders to use Section 228 of the Delaware General Corporation Law which provides for stockholder action by written consent. Article V(B)(3) of the Restated Certificate is an anti-takeover provision which makes it cumbersome for stockholders to take action. The Board of Directors believes that, in light of the current share ownership of the Company and the Company's financial condition, the elimination of Article V(B)(3) will facilitate the adoption and ratification of future actions, without the delay and expense involved in convening and soliciting proxies for a special meeting of our stockholders. Section 228 of the Delaware General Corporation Law provides that if stockholder action is taken by written consent, prompt notice of such action shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting. Additionally, Regulation 14C of the Exchange Act requires that an information statement be mailed to stockholders of a publicly traded company at least 20 days prior to giving effect to any action taken by written consent of stockholders.

        Based on available information, the Company estimates that approximately two stockholders (counting affiliates as a single stockholder) beneficially own shares representing more than 50% of the Company's outstanding Common Stock. Specifically, Diaz & Altschul Advisors, LLC and Perseus-Soros BioPharmaceutical Fund, LP own 25.68% and 25.50% of the Company's outstanding Common Stock, respectively. If the proposed amendment is approved, Diaz & Altschul Advisors, LLC and Perseus-Soros BioPharmaceutical Fund, LP will be able to effect Company action by written consent, subject to the notice requirements described above, without holding a meeting of the Company's stockholders or affording such stockholders the opportunity to vote on such action. Based on current information available to the Company, the Company has no reason to believe that these stockholders have agreed to act in concert with respect to voting their Common Stock.

        If approved by the stockholders, the proposed amendment will become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware, amending the

Company's Restated Certificate of Incorporation by deleting Article V(B)(3) in its entirety, which filing will be made as soon as reasonably practicable after stockholder approval.

No Dissenters' Rights

        Under applicable Delaware law, the Company's stockholders are not entitled to dissenters' or appraisal rights with respect to the approval of the Charter Amendment.

Vote Required and Recommendation for Proposal No. 4

        The affirmative vote of the holders of a majority of all outstanding shares of Common Stock is required for approval of the Charter Amendment.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL NO. 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 31, 2003 by: (i) each director and nominee for director; (ii) each of the executives officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock. Unless indicated otherwise below, the address of each officer or director listed below is c/o Valentis, Inc., 863A Mitten Road, Burlingame, California 94010.

BENEFICIAL OWNERSHIP

	Beneficial Ownership(1)
Name and Address of Beneficial Owner	Number of Shares	Percent of Total
Reinaldo M. Diaz (2)	1,426,903	25.68%
Patrick G. Enright (3)	15,979	*
Alan C. Mendelson (4)	1,338	*
Mark McDade (5)	1,290	*
Benjamin F. McGraw, III, Pharm.D. (6)	22,645	*
Dennis J. Purcell (7)	1,416,453	25.50%
Margaret M. Snowden (8)	4,297	*
Joseph A. Markey (9)	1,776	*
All executive officers and directors as a group (8 persons)	2,890,681	52.03%
Entities Affiliated with Omicron Master Trust (10) c/o Olympia Capital International Inc. Williams House 20 Reid Street Hamilton HM11, Bermuda	554,816	9.99%
State of Wisconsin Investment Board (11) P.O. Box 7842 Madison, WI 53707	318,131	5.72%
Entities Affiliated with Wellington Trust Company, N.A. (12) 75 State Street Boston, Massachusetts 02109	317,300	5.71%
Entities Affiliated with Diaz & Altschul Advisors, LLC (13) Penthouse Suite 29 West 57th Street New York, NY 10019	1,426,963	25.68%
Entities Affiliated with Perseus-Soros BioPharmaceutical Fund, LP (14) 888 Seventh Avenue, 29th Floor New York, NY 10106	1,416,453	25.50%

*
Less than one percent.

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 5,555,708 shares outstanding on March 31, 2003, adjusted as required by rules promulgated by the SEC.

(2)
Represents: (i) 896,744 shares (including 7,512 shares issuable upon the exercise of immediately exercisable warrants) owned by Delta Opportunity Fund, Ltd. ("Delta Ltd."); (ii) 526,659 shares (including 4,411 shares issuable upon the exercise of immediately exercisable warrants) owned by Delta Opportunity Fund (Institutional), LLC ("Delta Institutional"); and (iii) 3,500 shares issuable upon the exercise of an immediately exercisable warrant owned by Diaz & Altschul Capital Management, LLC. Diaz & Altschul Advisors, LLC, an affiliate of Diaz & Altschul Capital Management, LLC, provides portfolio management services to Delta Ltd. and Delta Institutional and therefore may be deemed the beneficial owner of the shares held by Delta Ltd. and Delta Institutional. Mr. Diaz is a managing member of Diaz & Altschul Capital Management, LLC. Mr. Diaz disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(3)
Represents: (i) 5,553 shares owned by Mr. Enright; (ii) 283 shares held in trust for the benefit of one Mr. Enright's children for which Mr. Enright and his spouse serve as co-trustees; (iii) 246 shares held in trust for the benefit of one of Mr. Enright's children for which Mr. Enright and his spouse serve as co-trustees; (iv) 66 shares held in a partnership of which Mr. Enright is a general partner; (v) 3,500 shares issuable upon the exercise of an immediately exercisable warrant issued to Mr. Enright; and (vi) 6,331 shares issuable upon the exercise of stock options granted to Mr. Enright that are currently exercisable or exercisable within 60 days of March 31, 2003.

(4)
Represents: (i) 537 shares owned by Mr. Mendelson; and (ii) 801 shares issuable upon the exercise of stock options granted to Mr. Mendelson that are currently exercisable or will be exercisable within 60 days of March 31, 2003. Excludes 365 shares issuable upon the exercise of stock options granted to Mr. Mendelson that are not currently exercisable and will not be exercisable within 60 days of March 31, 2003.

(5)
Represents: 1,290 shares issuable upon the exercise of stock options granted to Mr. McDade that are currently exercisable or exercisable within 60 days of March 31, 2003. Excludes 209 shares issuable upon the exercise of stock options granted to Mr. McDade that are not currently exercisable and will not be exercisable within 60 days of March 31, 2003.

(6)
Represents: (i) 1,544 shares owned by Dr. McGraw; (ii) 10,505 shares and 404 shares held in an irrevocable trust and in a children's trust, respectively, for the benefit of Dr. McGraw's children for which Dr. McGraw and his spouse serve as co-trustees; and (iii) 10,192 shares issuable upon the exercise of stock options granted to Dr. McGraw that are currently exercisable or exercisable within 60 days of March 31, 2003. Excludes 7,987 shares issuable upon the exercise of stock options granted to Dr. McGraw that are not currently exercisable and will not be exercisable within 60 days of March 31, 2003.

(7)
Represents: 1,416,453 shares (including 11,923 shares subject to immediately exercisable warrants) beneficially owned by Perseus-Soros BioPharmaceutical Fund, LP. Mr. Purcell is a senior managing partner of Perseus-Soros BioPharmaceutical Fund, LP. Mr. Purcell disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(8)
Represents: (i) 303 shares owned by Ms. Snowden; and (ii) 3,994 shares issuable upon the exercise of stock options granted to Ms. Snowden that are currently exercisable or exercisable within 60 days of March 31, 2003. Excludes 3,789 shares issuable upon the exercise of stock options granted to Ms. Snowden that are not currently exercisable and will not be exercisable within 60 days of March 31, 2003.

(9)
Represents: (i) 281 shares owned by Mr. Markey; and (ii) 1,495 shares issuable upon the exercise of stock options granted to Mr. Markey that are currently exercisable or exercisable within 60 days of March 31, 2003. Excludes 2,842 shares issuable upon the exercise of stock options granted to

  Mr. Markey that are not currently exercisable and will not be exercisable within 60 days of March 31, 2003.

(10)
Based solely on a Schedule 13G filed on March 6, 2003 with the SEC.

(11)
Based solely on a Schedule 13G filed on March 7, 2003 with the SEC.

(12)
Based solely on an amended Schedule 13G filed on February 12, 2003 with the SEC.

(13)
Based solely on a Schedule 13D filed on February 3, 2003 with the SEC.

(14)
Based solely on a Schedule 13D filed on February 3, 2003 with the SEC.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

        The following table shows for the fiscal years ended June 30, 2002, 2001 and 2000, compensation awarded or paid to, or earned by, the Company's (i) Chief Executive Officer; (ii) the four most highly compensated executive officers, other than the Chief Executive Officer, whose total annual salary and bonus exceeded $100,000 for the fiscal year ended June 30, 2002, and (iii) one other individual who would have been one of the most highly compensated except that he was not serving as an executive officer as of June 30, 2002 (the "Named Executive Officers"):

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus(1)	Other Annual Compensation(2)	Securities Underlying Options/SARs	All Other Compensation(3)
Benjamin F. McGraw, III, Pharm.D., President, Chief Executive Officer and Chairman	2002 2001 2000	$338,185 322,081 304,484	$96,624 91,155 50,000	— — —	6,100 3,167 3,585	$1,380 1,380 1,150
J. Tyler Martin, Sr., M.D., Senior Vice President, Development(4)	2002 2001	$242,175 199,013	$37,803 —	— —	3,641 5,667	$35,994 427	(8)
Margaret M. Snowden, General Counsel	2002 2001 2000	$188,115 185,300 151,013	$37,060 24,663 —	— — —	2,919 333 1,547	$403 383 271
Bennet L. Weintraub, Chief Financial Officer and Vice President, Finance(5)	2002 2001 2000	$122,964 189,176 182,379	$44,430 30,317 20,000	— — —	900 1,000 1,313	$88,285 590 470	(9)
Alain Rolland, Pharm.D., Ph.D. Senior Vice President, Preclinical Research and Development(6)	2002 2001 2000	$253,801 235,065 216,633	$45,535 41,663 —	— — —	1,200 2,500 2,320	$27,026 501 381	(10)
Joseph A. Markey Senior Director of Finance and Controller(7)	2002 2001 2000	$126,250 116,904 28,750	$17,536 3,625 —	— — —	1,473 — 1,200	$1,484 344 15,083	(11) (12)

(1)
Bonuses reflect payment by the Company to the named executive officer during the fiscal year for such officer's performance in the prior fiscal year.

(2)
As permitted by rules promulgated by the SEC, no amounts are shown where the amounts constitute perquisites and do not exceed the higher of 10% of the sum of the salary and bonus column or $50,000.

(3)
Unless otherwise indicated, amount represents insurance premiums paid by the Company with respect to group life insurance for the benefit of the Named Executive Officers.

(4)
Dr. Martin joined the Company in July 2000 and left the Company in October 2002.

(5)
Represents actual compensation received by Mr. Weintraub during the fiscal year ended June 30, 2002. Mr. Weintraub left the Company in February 2002. His annualized salary for the fiscal year ended June 30, 2002 was $225,294.

(6)
Dr. Rolland left the Company on June 30, 2002.

(7)
Represents actual compensation received by Mr. Markey during the fiscal year ended June 30, 2000. Mr. Markey joined the Company in April 2000. His annualized salary for the fiscal year ended June 30, 2000 was $115,000.

(8)
Represents a mortgage subsidy granted to Dr. Martin valued at $35,475 and $519 in insurance premiums paid by the Company with respect to group life insurance for the benefit of Dr. Martin.

(9)
Represents (i) a $65,581 severance payment by the Company to Mr. Weintraub, (ii) a $22,319 payment for accrued vacation time to Mr. Weintraub, and (iii) $385 in insurance premiums paid by the Company with respect to group life insurance for the benefit of Mr. Weintraub.

(10)
Represents (i) a $26,478 payment for accrued vacation time to Dr. Rolland and (ii) $548 in insurance premiums paid by the Company with respect to group life insurance for the benefit of Dr. Rolland.

(11)
Represents (i) a $1,120 payment for dependent care benefits and (ii) $364 in insurance premiums paid by the Company with respect to group life insurance for the benefit of Mr. Markey.

(12)
Represents (i) a $15,000 signing bonus and (ii) $83 in insurance premiums paid by the Company with respect to group life insurance for the benefit of Mr. Markey.

STOCK OPTION GRANTS AND EXERCISES

        The Company grants options to its executive officers under its 1997 Equity Incentive Plan (the "Incentive Plan"). As of June 30, 2002, options to purchase a total of 69,979 shares were outstanding under the Incentive Plan and options to purchase 56,534 shares remained available for grant thereunder.

        The following tables show for the fiscal year ended June 30, 2002, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

Option Grants in Fiscal Year Ended June 30, 2002:

Individual Grants
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
% of Total Options Granted to Employees in Fiscal Year (2)
Number of Securities Underlying Option Granted(#)
Name			Exercise of Base Price ($/sh) (3)	Expiration Date
					5% ($)	10% ($)
Benjamin F. McGraw, III, Pharm.D.	535 3,132 561 1,872	0.86 5.05 0.90 3.02%	$136.50 136.50 66.00 66.00	7/22/11 7/22/11 3/12/12 3/12/12	$45,907 268,855 23,302 77,712	$116,336 681,332 59,052 196,938
J. Tyler Martin, Sr., M.D.	4 1,267 1,267 346 761	* 2.04 2.04 0.56 1.23	136.50 136.50 66.00 66.00 66.00	7/22/11 7/22/11 3/12/12 3/12/12 3/12/12	11 108,724 52,576 14,364 31,598	29 275,529 133,237 36,402 80,075
Margaret M. Snowden	1,019 880 396 623	1.64 1.42 0.64 1.00	136.50 136.50 66.00 66.00	7/22/11 7/22/11 3/12/12 3/12/12	87,521 75,583 16,441 25,844	221,795 191,542 41,665 65,493
Bennet L. Weintraub	508 392	0.82 6.32	136.50 136.50	7/22/11 7/22/11	43,597 33,662	110,484 85,307
Alain Rolland, Pharm.D., Ph.D	175 1,025	2.82 1.65	136.50 136.50	7/22/11 7/22/11	15,026 87,987	38,078 222,977
Joseph A. Markey	869 605	1.40 0.97	176.10 66.00	7/01/11 3/12/12	96,214 25,091	243,828 63,586

*
Less than one percent.

(1)
Reflects the value of the stock option on the date of grant assuming (i) for the 5% column, a five-percent annual rate of appreciation in the Company's Common Stock over the ten-year term of the option and (ii) for the 10% column, a ten-percent annual rate of appreciation in the Company's Common Stock over the ten-year term of the option, in each case without discounting to net present value and before income taxes associated with the exercise. The 5% and 10% assumed rates of appreciation are based on the rules of the SEC and do not represent the Company's estimate or projection of the future Common Stock price. The amounts in this table may not necessarily be achieved.

(2)
Based on options to purchase 62,063 shares of the Company's Common Stock granted in fiscal year ended June 30, 2002.

(3)
All options were granted at the fair market value at the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($) (1)	Number of Securities Underlying Unexercised Options at June 30, 2002 (#) Exercisable/Unexercisable	Value of Unexercised In- the-Money Options at June 30, 2002 (2) ($) Exercisable/Unexercisable
Benjamin F. McGraw III, Pharm.D.	—	—	6,517 / 8,334	$0 / $0
J. Tyler Martin, Sr., M.D	—	—	3,531 / 6,610	$0 / $0
Margaret M. Snowden	—	—	1,491/ 3,684	$0 / $0
Bennet L. Weintraub	—	—	3,917 / 0	$0 / $0
Alain Rolland, Pharm.D., Ph.D	—	—	5,710/ 0	$0 / $0
Joseph A. Markey	—	—	650 / 2,023	$0 / $0

(1)
Fair market value of the Company's Common Stock on date of exercise minus the exercise price.

(2)
Fair market value of the Company's Common Stock on June 30, 2002 was $40.20 minus the exercise price of the options.

Compensation of Directors

        Each non-employee director of the Company receives a quarterly retainer of $3,000 and a per meeting fee of $1,000. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

        Each non-employee director also receives stock option grants under the Company's Amended and Restated 1998 Non-Employee Directors' Stock Option Plan. During the fiscal year ended June 30, 2002, non-employee directors received options to purchase an aggregate of 1,998 shares under the Company's Amended and Restated 1998 Non-Employee Directors' Stock Option Plan. The exercise price of the options granted to the non-employee directors is 100% of the fair market value of the Common Stock on the date of the option grant. For more information relating to option grants under the Company's Amended and Restated 1998 Non-Employee Directors' Stock Option Plan, please see Proposal No. 2 above.

        Mr. Enright, one of the Company's directors, performed consulting services for the Company from December 2001 through June 2002. Mr. Enright received options to purchase 3,333 shares of the Company's Common Stock as consideration for his consulting services. The options terminated in September 2002 and were never exercised.

Compensation Committee Interlocks and Insider Participation

        During the year ended June 30, 2002, none of the Company's executive officers served on the board of any entities whose directors or officers serve on the Company's Compensation Committee. No current or former executive officer or employee of the Company serves on the Compensation Committee.

Equity Compensation Plan Information

        The following table sets forth information as of June 30, 2002 with respect to the Company's compensation plans under which equity securities of the Company are authorized for issuance:

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	103,543	$206.10	73,958
Equity compensation plans not approved by security holders (2)	33,864	$95.10	66,136

Total	137,407	$178.80	140,094

(1)
Consists of the 1997 Equity Incentive Plan, the 1998 Non-Employee Directors' Stock Option Plan and the GeneMedicine 1993 Stock Option Plan. These equity compensation plans are more fully described in Note 12 to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K.

(2)
Consists of shares issuable under our Amended and Restated 2001 Nonstatutory Incentive Plan, which does not require the approval of and has not been approved by our stockholders. See the description below of the Amended and Restated 2001 Nonstatutory Incentive Plan.

Description of the Amended and Restated 2001 Nonstatutory Incentive Plan

        In March 2001, the Board of Directors of the Company adopted the Amended and Restated 2001 Nonstatutory 2001 Plan (the "2001 Plan"). The 2001 Plan is not required to be and has not been approved by the Company's stockholders. Below is a summary of the principal provisions of the 2001 Plan, which summary is qualified in its entirety by reference to the full text of the 2001 Plan. The Company will provide, without charge, to each person to whom this proxy statement is delivered, upon request of such person and by first class mail within one business day of receipt of such request, a copy of the 2001 Plan. Any such request should be directed as follows: Investor Relations, Valentis, Inc., 863A Mitten Road, Burlingame, California 94010; telephone number (650) 697-1900.

        Purpose.    The 2001 Plan provides a means by which selected employees and consultants to the Company, and its affiliates, may be given an opportunity to purchase Common Stock of the Company. The Company, by means of the 2001 Plan, seeks to retain the services of persons who are now employees, directors or consultants to the Company or its affiliates, to secure and retain the services of new employees and consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

        Administration.    The 2001 Plan is administered by the Board of Directors of the Company. The Board of Directors is authorized to delegate administration of the 2001 Plan to a committee composed of than one or more members of the Board of Directors. Currently, the compensation committee of the Board of Directors administers the 2001 Plan (the "Plan Administrator"). The Plan Administrator has the power to construe and interpret the 2001 Plan and, subject to the provisions of the 2001 Plan, to determine the persons to whom and the dates on which Stock Awards (defined below) will be granted; whether a Stock Award will be a nonstatutory stock option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing (each, a "Stock Award"); the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

        Shares Subject to the 2001 Plan.    The Common Stock that may be sold pursuant to Stock Awards granted under the 2001 Plan shall not exceed in the aggregate 690,000 shares of the Company's Common Stock. As of June 30, 2002, options for 33,864 shares had been granted under the 2001 Plan, and 66,136 shares of Common Stock remained available for issuance. If any Stock Award expires or terminates, in whole or in part, without having been exercised in full (or vested in the case of restricted stock), the Common Stock not purchased under such Stock Award will revert to and again become available for issuance under the 2001 Plan. The Common Stock subject to the 2001 Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

        Eligibility.    The 2001 Plan provides for the grant of nonstatutory stock options to employees and consultants of the Company and its affiliates. Officers and members of the boards of directors of the Company or its affiliates are not eligible to participate in the 2001 Plan. Also, consultants must render bona fide services to the Company or an affiliate not in connection with the offer and sale of securities in a capital-raising transaction in order to be eligible to participate in the 2001 Plan.

        Terms of Stock Awards.    The following is a description of the permissible terms of Stock Awards under the 2001 Plan. Individual Stock Award grants may be more restrictive.

        Term and Termination.    No option is exercisable after the expiration of 10 years from the date it was granted. In the event an optionholder's continuous service with Company is terminated, for any reason other than death or disability, the optionholder may exercise his or her option (to the extent that the optionholder was entitled to exercise it at the time of termination), but only within the period ending on the earlier of (1) three months following such termination (or such longer or shorter period as specified in the option agreement) or (2) the expiration of the term of the option as set forth in the option agreement. In addition, with the consent of the optionholder, the Board of Directors at any time may extend the post-termination exercise period and provide for continued vesting.

        In the event an optionholder's continuous service with the Company terminates as a result of the optionholder's death or disability, the optionholder (or such optionholder's estate, heirs or beneficiaries) may exercise his or her option, but only within the period ending on the earlier of (1) 12 months following such termination (or such longer or shorter period as specified in the option agreement) or (2) the expiration of the term of the option as set forth in the option agreement.

        In the event a restricted stock recipient's continuous service with the Company terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by that person which have not vested as of the date of termination under the terms of the restricted stock purchase agreement between the Company and such person.

        Exercise/Purchase Price.    The exercise price of each stock option and the purchase price of each restricted stock award will not be less than 100% of the fair market value of the Company's Common Stock on the date of grant, and in some cases may be higher (see "Eligibility"), unless a lower exercise or purchase price is approved by a majority of the Company's stockholders. Stock bonuses may be awarded in consideration for past services actually rendered to the Company or for its benefit.

        Consideration.    The exercise or purchase price of Common Stock acquired pursuant to a Stock Award may be paid, to the extent provided in the option agreement between the Company and the award holder, either in cash at the time of exercise or purchase, or (if determined by the Plan Administrator at the time of grant for an option) by deferred payment or in any other form of legal consideration that may be acceptable to the Plan Administrator. Additionally, in the case of an option, and in the discretion of the Board of Directors at the time of the grant, by delivery to the Company of other Common Stock of the Company. In the case of any deferred payment arrangement, interest will be payable at least annually and will be charged at no less than a market rate of interest that is sufficient to avoid the imputation of interest.

        Transferability.    A Stock Award shall be transferable only to the extent specifically provided for in the award agreement governing such Stock Award, provided that if a nonstatutory stock option agreement does not provide for transferability, then the option is not transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order. A Stock Award holder may designate a beneficiary who may exercise his or her Stock Award after death.

        Vesting.    The total number of shares of Common Stock subject to an option may, but need not, be allotted in periodic installments. The option agreement may provide that from time to time during each of such installment periods, the option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option became vested but was not fully exercised. The option agreement may also provide that an optionholder may exercise an option prior to full vesting, provided that the Company may have a repurchase right with respect to any unvested shares.

        Restricted stock purchase awards and stock bonuses granted under the 2001 Plan may be subject to a repurchase option in favor of the Company which lapses in accordance with a vesting schedule determined by the Plan Administrator.

        No Repricing.    The 2001 Plan does not permit the reduction of the exercise price of Stock Awards granted under the 2001 Plan, and no award may be granted in exchange for, or in connection with, the cancellation or surrender of an award having a higher exercise price or less favorable vesting schedule, without the approval of a majority of the stockholders.

        Adjustments Upon Changes in Common Stock.    If any change is made in the Common Stock subject to the 2001 Plan, or subject to any Stock Award, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the number of shares reserved for issuance under the 2001 Plan and Stock Awards outstanding thereunder, the maximum annual Stock Award applicable under the 2001 Plan and the class, number of shares and price per share of Common Stock subject to outstanding Stock Awards will be appropriately adjusted.

        Upon a change in control of the Company, then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the 2001 Plan or substitute similar Stock Awards for any Stock Awards outstanding. If any surviving or acquiring corporation refuses to assume such Stock Awards or substitute similar Stock Awards, then such Stock Awards shall be terminated if not exercised prior to the change of control. Upon a change in control not approved by the Board of Directors, each outstanding Stock Award shall become fully vested immediately prior to the consummation of such change in control.

        For purposes of the 2001 Plan, a "change in control" means: any consolidation or merger of the Company with or into any other entity or person in which the Company is not the surviving entity, a reverse merger in which the Company is the surviving entity but in which the shares of Common Stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, any transaction or series of related transactions by the Company in which in excess of 50% of the Company's voting power is transferred, or any sale of all or substantially all of the assets of the Company.

        Amendment, Termination or Suspension of the 2001 Plan.    The Plan Administrator may amend, suspend or terminate the 2001 Plan at any time or from time to time. No amendment shall be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the amendment, where such amendment requires stockholder approval in order for the 2001 Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 of the Exchange Act or any Nasdaq or securities exchange listing requirement, or where such amendment would amend the minimum exercise and/or purchase price provisions of the 2001 Plan or amend the prohibition on repricings. The Plan Administrator may in its sole discretion submit any other amendment to the 2001 Plan for stockholder approval.

        Unless sooner terminated, the 2001 Plan shall terminate in March 2011. No Stock Awards may be granted under the 2001 Plan while the 2001 Plan is suspended or after it is terminated.

OTHER MATTERS

        As of the date of this Proxy Statement, our Board does not know of any other matter which will be brought before the Special Meeting. Under our bylaws, we must set forth the purpose(s) for which a special meeting of the stockholders is called in the related notice of meeting. Although not expected, if any other matter properly comes before the Special Meeting, or any adjournment or postponement thereof, which may properly be acted upon, the proxies solicited hereby will be voted on such matter in accordance with the discretion of the proxy holders named therein unless otherwise indicated.

        For further information about Valentis, Inc., please request a copy of our Annual Report on Form 10-K which we previously filed with the Securities and Exchange Commission and is available free of charge. Please access our information on the Valentis website at www.valentis.com under the Investor Relations section, or send written requests to:

Valentis, Inc.
863A Mitten Road
Burlingame, California 94010
Attn: Investor Relations

        You are urged to sign, date and return the enclosed proxy in the envelope provided. No further postage is required if the envelope is mailed within the United States. If you subsequently decide to attend the Special Meeting and wish to vote your shares in person, you may do so. Your cooperation in giving this matter your prompt attention will be appreciated.

By Order of the Board of Directors

Alan C. Mendelson Secretary

May 5, 2003

Annex A

AMENDMENT
TO THE
VALENTIS, INC.
AMENDED AND RESTATED 1997 EQUITY INCENTIVE PLAN

        Pursuant to the authority reserved to the Board of Directors (the "Board") of Valentis, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), under Section 13(a) of the Company's Amended and Restated 1997 Equity Incentive Plan (the "Plan"), the Board hereby amends the Plan as follows:

        1.    Share Reserve.    The first sentence of subsection 4(a) of the Plan is amended to read in its entirety as follows:

          "(a) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate seven hundred fifty thousand (750,000) shares of the Company's Common Stock."

        2.    Eligibility.    The first sentence of subsection 5(c) of the Plan is amended to read in its entirety as follows:

          "(c) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than five hundred thousand (500,000) shares of the Common Stock in any calendar year."

* * * * * * * * * *

        I hereby certify that the foregoing Amendment to the Plan was duly adopted by the Board of Directors of Valentis, Inc., effective as of April 17, 2003, and was approved by the stockholders of the Company at the Special Meeting of Stockholders on                        , 2003, as required under applicable state and federal law.

        Executed on this    day of                        , 2003.

Alan C. Mendelson, Secretary

A-1

Annex B

VALENTIS, INC.

AMENDED AND RESTATED

1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

Adopted by the Board of Directors September 16, 1998
Approved By Stockholders December 8, 1998

Amended and Restated by the Board of Directors March 13, 2002

Amended and Restated by the Board of Directors April 17, 2003
Approved by Stockholders                        , 2003

Effective Date: December 8, 1998
Termination Date: None

1.     PURPOSES.

        (a)    Eligible Option Recipients.    The persons eligible to receive Options are the Non-Employee Directors of the Company.

        (b)    Available Options.    The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.

        (c)    General Purpose.    The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.     DEFINITIONS.

        (a)   "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (b)   "Annual Grant" means an Option granted annually to all Non-Employee Directors who meet the specified criteria pursuant to subsection 6(b) of the Plan.

        (c)   "Annual Meeting" means the annual meeting of the stockholders of the Company.

        (d)   "Board" means the Board of Directors of the Company.

        (e)   "Catch-Up Grant" means a one-time Option granted to all Non-Employee Directors who meet the specified criteria pursuant to subsection 6(c) of the Plan.

        (f)    "Code" means the Internal Revenue Code of 1986, as amended.

        (g)   "Common Stock" means the common stock of the Company.

        (h)   "Company" means Valentis, Inc. (formerly Megabios Corp.), a Delaware corporation.

        (i)    "Consultant" means any person, including an advisor, (i) who is engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

        (j)    "Continuous Service" means that the Optionholder's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder's Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

        (k)   "Director" means a member of the Board of Directors of the Company.

        (l)    "Disability" means the permanent and total disability of a person within the meaning of Section 22(c)(3) of the Code.

        (m)  "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

        (n)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (o)   "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

          (i)    If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (ii)   In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        (p)   "Initial Grant" means an Option granted to a Non-Employee Director who meets the specified criteria pursuant to subsection 6(a) of the Plan.

        (q)   "Non-Employee Director" means a Director who is not employed by the Company or an Affiliate.

        (r)   "Nonstatutory Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (s)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (t)    "Option" means a Nonstatutory Stock Option granted pursuant to the Plan.

        (u)   "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (v)   "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (w)  "Plan" means this Amended and Restated Valentis, Inc. 1998 Non-Employee Directors' Stock Option Plan.

        (x)   "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (y)   "Securities Act" means the Securities Act of 1933, as amended.

3.     ADMINISTRATION.

        (a)    Administration by Board.    The Board shall administer the Plan. The Board may not delegate administration of the Plan to a committee.

        (b)    Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i)    To determine the provisions of each Option to the extent not specified in the Plan.

          (ii)   To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii)  To amend the Plan or an Option as provided in Section 12.

          (iv)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

4.     SHARES SUBJECT TO THE PLAN.

        (a)    Share Reserve.    Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate two hundred twenty-five thousand (225,000) shares of Common Stock.

        (b)    Reversion of Shares to the Share Reserve.    If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

        (c)    Source of Shares.    The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     ELIGIBILITY.

        Nondiscretionary grants of Options, as set forth in Section 6, shall be made under the Plan to all Non-Employee Directors.

6.     NON-DISCRETIONARY GRANTS.

        Without any further action of the Board, each Non-Employee Director shall be granted the following Options:

        (a)    Initial Grants.    After May 29, 2003, each person who is elected or appointed for the first time to be a Non-Employee Director automatically shall, upon the date of his or her initial election or appointment to be a Non-Employee Director by the Board or stockholders of the Company, be granted an Initial Grant to purchase twenty-six thousand (26,000) shares of Common Stock on the terms and conditions set forth herein.

        (b)    Annual Grants.    On the day following each Annual Meeting commencing with the Annual Meeting for the fiscal year ended June 30, 2003, each person who is then a Non-Employee Director and has served on the Board for at least six months automatically shall be granted an Annual Grant to purchase two thousand six hundred (2,600) shares of Common Stock on the terms and conditions set forth herein.

        (c)    Catch-Up Grants.    No Initial Grants or Annual Grants have been made from the date of the Annual Meeting on January 23, 2003 until the date of the Special Meeting of Stockholders on May 29, 2003. In lieu of such Initial Grants and Annual Grants, on the day following the Special Meeting of Stockholders on May 29, 2003, each person who is then a Non-Employee Director automatically shall be granted a Catch-Up Grant to purchase twenty-six thousand (26,000) shares of Common Stock on the terms and conditions set forth herein.

7.     OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)    Term.    No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        (b)    Exercise Price.    The exercise price of each Option shall be no less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence, including where such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code, if such Option is approved by the holders of a majority of the shares of common stock of the Company present and entitled to vote at a duly convened meeting of shareholders.

        (c)    Consideration.    The purchase price of stock acquired pursuant to an Option may be paid, to the extent permitted by applicable statutes and regulations and specified in the Option Agreement, in any combination of (i) cash or check; (ii) delivery to the Company of other Common Stock; (iii) deferred payment; or (iv) any other form of legal consideration that may be acceptable to the Board and provided in the Option Agreement; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment. In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the market rate of interest that is sufficient to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (d)    Transferability.    An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        (e)    Vesting Generally.    Options shall vest and become exercisable as follows:

          (i)    Initial Grants shall provide for vesting of 1/4th of the shares 12 months after the date of the grant and 1/48th of the shares each month thereafter over the next 36 months.

          (ii)   Annual Grants shall provide for vesting of 1/48th of the shares each month after the date of the grant.

          (iii)  Catch-Up Grants shall provide for vesting of 1/4th of the shares on the date of the grant and 1/48th of the shares each month after the one-year anniversary of the date of the grant.

        (f)    Termination of Continuous Service.    In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date twelve (12) months following the termination of the Optionholder's Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

        (g)    Disability of Optionholder.    In the event an Optionholder's Continuous Service terminates as result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

        (h)    Death of Optionholder.    In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

8.     COVENANTS OF THE COMPANY.

        (a)    Availability of Shares.    During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

        (b)    Securities Law Compliance.    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9.     USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

10.   MISCELLANEOUS.

        (a)    Stockholder Rights.    No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

        (b)    No Service Rights.    Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (c)    Investment Assurances.    The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (d)    Withholding Obligations.    The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold share from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

11.   ADJUSTMENTS UPON CHANGES IN STOCK.

        (a)    Capitalization Adjustments.    If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the classes(es) and maximum number of securities subject both to the Plan pursuant to subsection 4(a) and to the nondiscretionary Options specified in Section 5, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        (b)    Dissolution or Liquidation.    In the event of a dissolution or liquidation of the Company, then all outstanding Options shall terminate immediately prior to such event.

        (c)    Change of Control.    In the event of (1) a consolidation or merger of the Company with our into any other entity or person; (2) any other corporate reorganization in which the Company shall not be the continuing or surviving entity; (3) any transaction or series of related transactions by the Company in which in excess of 50% of the Company's voting power is transferred; or (4) any sale, lease, license or other disposition of all or substantially all of the assets of the Company, then any surviving corporation or acquiring corporation shall assume any Options outstanding under the Plan or shall substitute similar Options(including an option to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan. In the vent any surviving corporation or acquiring corporation refuses to assume such Options or to substitute similar Options for those outstanding under the Plan, then with respect to Options held by Optionholders whose Continuous Service has not terminated, the vesting of such Options shall be accelerated in full, and the Options shall terminate if not exercised at or prior to such event. With respect to any other Options outstanding under the Plan, such Options shall terminate if not exercised prior to such event.

12.   AMENDMENT OF THE PLAN AND OPTIONS.

        (a)    Amendment of Plan.    The Board at any time, and from time to time, may amend the Plan. However, (i) except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements, and (2) no amendment to the minimum price provision of Section 7(b) and no amendment to Section 12(e) shall be effective unless approved by the holders of a majority of the shares of common stock of the Company present and entitled to vote at a duly convened meeting of shareholders.

        (b)    Stockholder Approval.    The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

        (c)    No Impairment of Rights.    Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

        (d)    Amendment of Options.    The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

        (e)    Repricing Prohibited.    Notwithstanding any provision in this Plan to the contrary, unless approved by the holders of a majority of the shares of common stock of the Company present and entitled to vote at a duly convened meeting of shareholders, no Option may be amended to reduce the price per share of the shares subject to such Option below the exercise price as of the date the Option is granted. In addition, unless approved by the holders of a majority of the shares of common stock of the Company present and entitled to vote at a duly convened meeting of shareholders, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher exercise price or less favorable vesting schedule.

13.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)    Plan Term.    The Board may suspend of terminate the Plan at any time. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)    No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.

14.   EFFECTIVE DATE OF PLAN.

        The Plan shall become effective on the date the Plan is adopted by the Board but no Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.   CHOICE OF LAW.

        All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of California, without regard to such state's conflict of laws rules.

Annex C

VALENTIS, INC.

2003 EMPLOYEE STOCK PURCHASE PLAN

Adopted April 17, 2003

Approved By Stockholders as of                        , 2003

1.     Purpose.

        (a)   The purpose of the 2003 Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Valentis, Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

        (b)   The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

        (c)   The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

        (d)   The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.     Administration.

        (a)   The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

        (b)   The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i)    To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

          (ii)   To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

          (iii)  To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iv)  To amend the Plan as provided in paragraph 13.

          (v)   Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

        (c)   The Board may delegate administration of the Plan to a committee comprised of two (2) or more members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.     Shares Subject to the Plan.

        (a)   Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate six hundred thousand (600,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

        (b)   The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.     Grant of Rights; Offering.

        (a)   The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

        (b)   If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (ii) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised.

5.     Eligibility.

        (a)   Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

        (b)   The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

          (vi)  the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

          (vii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

          (viii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

        (e)   No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

        (f)    An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

        (g)   Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.     Rights; Purchase Price.

        (a)   On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined by the Board or the Committee in each Offering) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

        (b)   In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

        (c)   The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

          (i)    an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

          (ii)   an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.     Participation; Withdrawal; Termination.

        (a)   An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering (as defined by the Board or Committee in each Offering). The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

        (b)   At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

        (c)   Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee) under the Offering, without interest.

        (d)   Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.     Exercise.

        (a)   On each Purchase Date specified therefor in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

        (b)   No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.     Covenants of the Company.

        (a)   During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

        (b)   The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.   Use of Proceeds From Stock.

        Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.   Rights as a Stockholder.

        A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.   Adjustments Upon Changes in Stock.

        (h)   If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

        (i)    In the event of: (i) a dissolution or liquidation of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; (iii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iv) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, as determined by the Board in its sole discretion (x) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (y) such rights may continue in full force and effect, or (z) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.   Amendment of the Plan.

        (a)   The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i)    Increase the number of shares reserved for rights under the Plan;

          (ii)   Modify the provisions as to eligibility for participation in the Plan to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code; or

          (iii)  Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

        (b)   Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14.   Designation of Beneficiary.

        (a)   A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

        (b)   Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.   Termination or Suspension of the Plan.

        (a)   The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)   Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.   Effective Date of Plan.

        The Plan shall become effective on the day the Plan has been approved by the stockholders of the Company, which approval shall occur within twelve (12) months after the date the Plan is adopted by the Board.

Appendix D

CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
VALENTIS, INC.

        Valentis, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

        FIRST: The name of the Corporation is VALENTIS, INC. The name under which this corporation was originally incorporated is Megabios Merger corporation.

        SECOND: The date on which the Certificate of Incorporation of this Corporation was originally filed with the Secretary of State of the State of Delaware is August 12, 1997.

        THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending its Amended and Restated Certificate of Incorporation as follows:

          Section B(3) of Article V, shall be amended and restated to read in its entirety as follows:

          "(3) [Intentionally Deleted]."

        FOURTH: Thereafter pursuant to a resolution of the Board of Directors this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, Valentis, Inc. has caused this Certificate of Amendment to be signed by its President and attested to by its Secretary this    day of                         2003.

VALENTIS, INC.
	By:	Benjamin F. McGraw, III President and Chief Executive Officer
Attest:
Alan C. Mendelson Secretary

D-1

PROXY

VALENTIS, INC.

863A MITTEN ROAD

BURLINGAME, CALIFORNIA 94010

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Benjamin McGraw, III, Pharm.D. and Joseph Markey, or either of them, as proxies and attorneys-in-fact, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Valentis, Inc. (the “Company”) held of record by the undersigned on April 30, 2003 at the Special Meeting of Stockholders to be held on May 29, 2003 and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return it using the enclosed envelope.  Thank you for your prompt consideration of these matters.

Sincerely,

Valentis, Inc.

DETACH HERE

☒  PLEASE MARK VOTES AS IN THIS EXAMPLE.

1.

Approve an amendment to the Valentis, Inc. 1997 Amended and Restated Equity Incentive Plan to increase the aggregate number of shares of Common Stock reserved for issuance thereunder by 580,000 shares and to increase the maximum number of shares of Common Stock that may be covered by options granted to any one person in any calendar year thereunder to 500,000 shares.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.

Approve an amendment and restatement of the Valentis, Inc. Amended and Restated 1998 Non-Employee Directors’ Stock Option Plan to increase the aggregate number of shares of Common stock reserved for issuance thereunder by 211,666 shares and to make certain changes to the non-discretionary grants made thereunder.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approve the adoption of the Valentis, Inc. 2003 Employee Stock Purchase Plan and the reservation of 600,000 shares of Common Stock for issuance thereunder.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Approve an amendment to the Company’s current certificate of incorporation to permit stockholders of the Company to take action by written consent in lieu of a meeting.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Mark here for address change and notification.  ☐

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:	Date:	Signature:	Date:

QuickLinks

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 2003
PROXY STATEMENT FOR A SPECIAL MEETING OF STOCKHOLDERS MAY 29, 2003
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL NO. 1 APPROVAL OF AMENDMENT TO THE VALENTIS, INC. AMENDED AND RESTATED 1997 EQUITY INCENTIVE PLAN
PROPOSAL NO. 2 APPROVAL OF AMENDMENT AND RESTATEMENT OF THE VALENTIS, INC. AMENDED AND RESTATED 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
Amended and Restated 1998 Non-Employee Directors' Stock Option Plan (1)
PROPOSAL NO. 3 APPROVAL OF 2003 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL NO. 4 APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BENEFICIAL OWNERSHIP
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
STOCK OPTION GRANTS AND EXERCISES
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
Equity Compensation Plan Information
OTHER MATTERS
AMENDMENT TO THE VALENTIS, INC. AMENDED AND RESTATED 1997 EQUITY INCENTIVE PLAN
VALENTIS, INC. AMENDED AND RESTATED 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
VALENTIS, INC. 2003 EMPLOYEE STOCK PURCHASE PLAN
CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF VALENTIS, INC.